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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ----------------------



                                    FORM 8-K



                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):October 1, 1997
(October 6, 1997)




                              NU-TECH BIO-MED, INC.
              (Exact Name of Registrant as Specified in Charter)




    DELAWARE                      0-11772                     25-1411971
 ---------------          ------------------------        -------------------
 (State or Other          (Commission File Number)         (I.R.S. Employer
   Jurisdiction                                           Identification No.)
of Incorporation)



             55 ACCESS ROAD
          WARWICK, RHODE ISLAND                       02886
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          (Address of Principal                     (Zip Code)
            Executive Offices)



Registrant's telephone number, including area code: (401) 732-6520


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Item 5.     Other Events.
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     On October 1, 1997, the pending acquisition by the Registrant of a 52%
interest in Physicians Clinical Laboratory, Inc. ("PCL") was completed and PCL has emerged from its Chapter 11 proceeding.

     Pending the preparation and filing by the Registrant of additional reports with the Securities and Exchange Commission relating to the completion of the acquisition of its majority interest in PCL, and the Registrant amending its Selling Shareholder Registration Statements to reflect the completion of the PCL transaction, all sales by selling shareholders under such Registration Statements are suspended by the Registrant, and such sales may resume only upon notification by the Registrant to the selling shareholders that such filings have been completed.




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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                              NU-TECH BIO-MED, INC.


                          By: /s/ J. MARVIN FEIGENBAUM
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                                Name:  J. Marvin Feigenbaum
                                Title: Chairman of the Board, President, Chief
                                       Executive and Chief Financial Officer


Date:  October 6, 1997



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